STATEMENTS OF CHANGES IN THE NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 147,984,259	$ 104,714,387
Interest and dividends	8,572,271	8,390,043
Total investment income	156,556,530	113,104,430
Interest on notes receivable from participants	1,044,874	960,383
Contributions:
Employer	30,079,695	29,435,691
Participants	40,368,008	39,020,124
Rollovers	5,061,129	5,963,961
Total contributions	75,508,832	74,419,776
Total additions	233,110,236	188,484,589
Deductions:
Distributions to participants	75,603,821	79,865,976
Administrative expenses	37,893	41,851
Total deductions	75,641,714	79,907,827
Net increase in net assets available for benefits	157,468,522	108,576,762
Beginning of year	931,986,644	823,409,882
End of year	$ 1,089,455,166	$ 931,986,644